UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                                                                           February 17, 2010

First National Community Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-53869	23-2900790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St. Dunmore, PA 18512
(Address of Principal Executive Offices

(570) 346-7667
(Registrant’s telephone number, including area code)

_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

(a)	Press release dated February 17, 2010, regarding 2009 earnings, filed as exhibit attached.

Item 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(c)           On February 17, 2010, the Registrant issued the attached press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First National Community Bancorp, Inc.
(Registrant)

Date: February 17, 2010	/s/ William S. Lance
William S. Lance
Treasurer and
Principal Financial Officer